Exhibit 99.2 Nasdaq SFNC nd 2 Quarter 2026 Earnings Presentation July 16, 2026

Company Overview Simmons First National Corporation A Mid-South based financial holding company serving our $24.8 $19.7 customers and the communities where we work and live since 1903 BILLION BILLION TOTAL ASSETS TOTAL DEPOSITS $10.4 $18.1 CONSECUTIVE YEARS 3 117 PAYING DIVIDENDS BILLION BILLION ASSETS UNDER TOTAL LOANS MANAGEMENT/ ADMINISTRATION YEARS OF SERVICE 123 14.35% 8.91% 1 TOTAL RBC RATIO TCE RATIO FINANCIAL CENTERS 220 ACROSS SIX STATES 3.8% 92% 2 DIVIDEND YIELD LOAN TO DEPOSIT RATIO 1.32% 0.20% ACL TO TOTAL NET CHARGE-OFF LOANS RATIO Figures presented on this slide are as of June 30, 2026, unless otherwise noted 2 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 2 Based on July 9, 2026, closing stock price of $22.72 and annualized dividend rate of $0.86 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors

2Q26 Financial Highlights 3

2Q26 Highlights

On track to deliver double-digit PPNR[1] growth in 2026

- Adjusted PPNR[1] growth of 40% year-over-year
- Balanced revenue growth led by an 8% increase in noninterest income
- Stable net interest margin[2] of 3.84%; cost of deposits declined 3 bps
- Adjusted noninterest expense[1] down slightly on a linked quarter basis
- Adjusted efficiency ratio[1] improved to 54.26%, down 190 bps

Balance Sheet

- 3% annualized linked quarter increase in total loans; up 7% annualized in 1H26
- 6% annualized linked quarter increase in noninterest bearing deposits

Credit quality

- Net charge-offs of 20 bps
- Provision expense exceeded net charge-offs by $8.3 million; ACL ratio at 1.32%
- Loans past due 30-89 days declined 22 bps on a linked quarter basis
- Classified and criticized loans continued to reflect positive migration trends
- Linked quarter increase in NPLs reflects fully migrated single real estate construction relationship previously disclosed in 1Q26

Strong Capital Position

- $14.2 million of shares repurchased during the quarter
- CET1 ratio at 11.60%, up 2 bps

	Reported	Adjusted[1]
Net income	$66.7M	$72.2M
EPS (diluted)	$0.46	$0.50
ROAA	1.09%	1.17%
Revenue	$248.6M	$248.6M
PPNR[1]	$100.8M	$108.2M
NIM[2]	3.84%	
NCO ratio	20 bps	
ACL ratio	1.32%	

Comparisons on this page are 2Q26 vs 1Q26, unless otherwise noted
1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations
2 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135%

4

Income Statement Highlights 2 2 Net Interest Income Adjusted Total Revenue Adjusted PPNR $ in millions $ in millions $ in millions +16% +17% +40% $249.0 $248.6 $200.6 $110.4 $108.2 $197.3 $197.2 $241.4 $100.7 $232.5 $92.8 $186.7 $214.2 $77.3 $171.8 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26 1 NIM 3.06% 3.84% 3.84% 3.50% 3.81% 2 2 2 Adjusted NIE Adjusted Net Income Adjusted Diluted EPS $ in millions $ in millions +29% +14% +3% $79.0 $0.54 $72.2 $0.50 $68.6 $64.9 $140.6 $0.47 $140.3 $0.46 $139.7 $0.44 $56.1 $138.6 $136.8 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26 PPNR – Pre-provision net revenue NIE – Noninterest Expense 5 EPS – Earnings per Share 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Net Interest Margin (FTE) 1 1 Net Interest Margin Net Interest Margin Evolution FTE (%) FTE +78 bps 2 bps 2 bps 3.84% 3.84% 3.81% 3.84% 3.84% (1) bp 3.50% (3) bps 3.06% Loan Day 2Q26 1Q26 Funding Hedges/ Yield Rate Count Other 2Q25 3Q25 4Q25 1Q26 2Q26 Select Yields/Rates FTE (%) Commentary 6.31 6.26 6.23 6.16 6.15 ❑ Favorable repricing of fixed-rate loans continues to be a tailwind 4.30 4.26 ❑ Deposit costs down 3 bps from 1Q26 levels aided by a 4% annualized 4.25 4.01 3.48 linked quarter increase in average noninterest bearing deposits ❑ Utilization of short-term FHLB advances rather than brokered deposits given favorable pricing 2.36 2.25 2.04 1.96 1.93 ❑ Hedging income of $5.5 million in 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26 Loan Yield (FTE) Securities (FTE) Cost of Deposits 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 6

Noninterest Income 1 1 2Q26 Adjusted 2Q26 vs Adjusted 1 $ in millions Reported 1Q26 2Q25 Adjusted Commentary Service charges on deposit accounts $ 12.3 $ 12.3 $(0.3) (3) % $(0.3) (2) % ❑ Linked quarter increase primarily driven by: Wealth management fees 10.2 1 0.2 (0.3) (3) 0.8 8 • $0.5M increase in debit and credit card fees Debit and credit card fees 9.0 9.0 0 .5 6 0.4 5 • $0.4M increase in swap fee income Mortgage lending income 2 .0 2.0 0.1 8 0.3 18 • Increase in “other” income primarily due to $1.1M positive SBIC valuation adjustment Bank owned life insurance 4 .2 4.2 - - 0.3 8 Swap fee income 2 .2 2.2 0.4 24 1.3 155 Other service charges and fees 1 .6 1.6 (0.1) (3) 0.2 17 Other 6 .4 6.4 3.3 108 2.4 61 Total noninterest income $ 47.9 $ 47.9 $ 3.7 8% $ 5.6 13% 1 Adjusted Total Revenue Per Employee Adjusted Noninterest Income Adjusted PPNR per Avg. Diluted Share 1 1 (FTE) to Adjusted Total Revenue +21% ($ in thousands) 20.8% $0.76 $0.74 $85.4 19.8% $85.5 19.7% $82.9 19.3% $0.69 $80.7 $0.66 18.3% $0.61 $72.7 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26 Totals may not foot due to rounding FTE – Full-time equivalent 7 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Noninterest Expense

$ in millions	2Q26 Reported	2Q26 Adjusted[1]	Adjusted[1] 2Q26 vs Adjusted[1] 1Q26		Adjusted[1] 2Q26 vs Adjusted[1] 2Q25	
Salaries and employee benefits	$ 75.6	$ 74.3	$(1.3)	(2) %	$ 2.0	3 %
Occupancy expense, net	14.7	11.0	(0.9)	(7)	(0.4)	(4)
Furniture and equipment	5.7	5.7	0.3	6	0.3	5
Deposit insurance	4.5	4.5	0.2	4	(0.5)	(9)
OREO and foreclosure expense	0.7	0.7	0.4	126	0.5	222
Other	46.6	44.2	1.0	2	1.6	4
Total noninterest expense	**$147.7**	**$140.3**	**$(0.3)**	**- %**	**$ 3.5**	**3 %**

Commentary

- Adjusted efficiency ratio[1] improves 626 bps year-over-year to 54.26%
- Continuation of efficiency initiatives more than funding ongoing business investments
  - Eliminated 39 positions resulting in $1.3 million of severance costs
  - Exited or optimized 4 corporate/branch locations resulting in ~53,000 square foot reduction, or 2.1% of total real estate footprint; $6.1 million one-time costs
  - ~8.6% reduction in total square footage since the beginning of 2025
  - <1 year estimated earnback from combined 2Q26 initiatives


Adjusted Efficiency Ratio¹
626 bp improvement
60.52%
57.72%
53.64%
56.16%
54.26%
190 bps
2Q25
3Q25
4Q25
1Q26
2Q26


Employees (FTE)
2,947
2,883
2,917
2,913
2,909
2Q25
3Q25
4Q25
1Q26
2Q26


# of Financial Centers
223
223
222
221
220
2Q25
3Q25
4Q25
1Q26
2Q26

Note: Numbers may not add due to rounding
FTE – full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

8

Deposits, Interest Rate Sensitivity, Hedging Program and Capital 9

Deposits

Deposit Mix

$ in billions; Period End Balances


$21.8
$19.8
$20.2
$20.2
$19.7
14.8%
13.5%
13.4%
37.8%
20.5%
9.3%
12.5%
14.7%
41.4%
22.1%
9.4%
13.4%
14.0%
41.8%
21.5%
9.5%
14.2%
13.3%
41.8%
21.2%
9.2%
13.8%
13.2%
41.7%
22.1%
Customer Deposits
90.8%
2Q25
3Q25
4Q25
1Q26
2Q26
Noninterest Bearing
Interest Bearing Transaction Accounts
Time Deposits
Public Funds (interest bearing)
Brokered Deposits

Evolution of Funding Rates

63% interest bearing deposit beta since 2Q24[1]


5.33%
5.27%
4.66%
4.33%
4.33%
4.30%
3.90%
3.64%
3.63%
3.53%
3.52%
3.28%
3.05%
2.97%
2.86%
2.62%
2.47%
2.46%
2.79%
2.79%
2.60%
2.44%
2.36%
2.25%
2.04%
1.96%
1.93%
Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

Linked Quarter Deposit Change[2]

$ in millions; Period End Balances


Total Deposits
$(475)
Noninterest Bearing Transaction Accounts
$70
Interest Bearing Transaction and Savings Accounts
$(154)
Time Deposits
$(82)
Public Funds (interest bearing)
$(201)
Brokered (MM & CDs) and Other Non-Customer Deposits
$(108)

Commentary

- Continued to effectively manage deposit costs, reflected by 3 bps decrease on a linked quarter basis
- 6% annualized linked quarter increase in noninterest bearing deposits
- Decrease in public funds reflects normal seasonality
- Decrease in time deposits reflects continued, planned run-off of non-relationship CDs or subsequent reinvestment into lower cost deposits
- Reduced utilization of brokered deposits given favorable FHLB pricing
- ~77% of deposits are FDIC insured or are collateralized deposits

Totals may not add due to rounding

Source: Average Fed Funds rate based on data from www.macrotrends.net

1 Deposit beta calculated as change in cost of deposits from 2Q24 to 2Q26 divided by the change in quarterly average Federal Funds Effective rate for 2Q24 vs 2Q26

2 Linked quarter change is 2Q26 vs 1Q26

10

Interest Rate Sensitivity

Loan Portfolio – Repricing and Maturity (contractual)

At June 30, 2026
$ in millions

	Repricing Term						Rate Structure	
	3 mo or less	3-12 mo	1-3 years	3-5 years	Over 5 years	Total	Variable	Fixed
RE - Construction	$ 2,285.0	$ 139.0	$ 72.4	$ 75.1	$ 6.1	$ 2,577.6	$ 2,189.2	$ 388.4
RE - Commercial	4,767.2	1,438.3	1,439.2	711.8	472.3	8,828.8	4,709.6	4,119.2
RE - Single-Family	753.0	324.9	475.4	373.8	637.3	2,564.3	1,451.1	1,113.2
Commercial (C&I)	1,714.9	159.8	284.1	281.1	76.7	2,516.6	1,720.7	795.9
Consumer	207.1	14.9	36.7	7.5	7.0	273.3	203.3	70.0
Other[1]	824.0	31.1	40.3	37.4	369.1	1,301.8	796.3	505.6
Total	$ 10,551.1	$ 2,108.0	$ 2,348.0	$ 1,486.7	$ 1,568.5	$ 18,062.4	$ 11,070.1	$ 6,992.3
Weighted average rate [2]	*6.57%*	*4.96%*	*6.17%*	*6.48%*	*4.78%*	*6.15%*	*6.57%*	*5.54%*

Note: Weighted average rates in the table above are based on contractual repricing and maturity. Does not include the impact of Hedging Program summarized on Slide 12

Additional Interest Rate Sensitivity Factors

- ~$83 million of projected securities principal maturities per quarter[3]
- ~$2.6 billion of loans with a weighted average rate of less than 4% repricing over the next three years; ~$1.8 billion of which reprices in the next twelve months
- ~27% of customer interest bearing deposits[4] are tied to index rates, principally Fed Funds target rate

CD Maturities (over the next 12 months)

$ in millions



Weighted Average Rates
3.38%
3.91%
3.10%
3.86%
3.02%
3.71%
2.72%
$1,715.3
$794.1
$776.6
$128.7
$375.2
$88.8
$211.8
3Q26
4Q26
1Q27
2Q27
Customer CDs
Brokered CDs

Balance Sheet Interest Rate Sensitivity

Over the next 12 months (estimated)

Change in Interest Rates	% Impact on Net Interest Income
Up 50 bps	0.7%
Up 25 bps	0.4%
Down 25 bps	(0.8)%

Assumes an immediate, parallel change in interest rates and static balance sheet as of June 30, 2026.

Totals may not add due to rounding
1 Other includes agriculture, mortgage warehouse and other loans
2 Weighted average rates do not include mortgage warehouse and credit card portfolios
3 Projections over the next 12 months assuming a static balance sheet as of June 30, 2026
4 Customer interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered deposits

11

Hedging Program

Estimated Future Swap Income[1]

$ in millions; Based on forward rates


$4.9
$3.8
$3.6
$3.5
$3.9
3Q26
4Q26
1Q27
2Q27
3Q27

Hedging Program Update

- No additional hedging instruments added during 2Q26
- Net interest income (NII) sensitivity remains slightly asset sensitive
- Hedging strategy designed to manage interest rate risk position to slightly asset sensitive

$ in Millions

			Quarterly Average (Notional)						Annual Average (Notional)			
Hedged Item	**Quarter Initiated**	**Rate Protection**	**2Q26**	**3Q26**	**4Q26**	**1Q27**	**2Q27**	**3Q27**	**2027**	**2028**	**2029**	**2030**
Variable rate loans	3Q25	Down rate	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 899.6	$ 209.6	$ -
Variable rate CMBS	3Q25	Down rate	300.0	260.9	200.0	200.0	200.0	123.9	130.4	-	-	-
Subordinated debt	3Q25	Down rate	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	244.0
Fixed rate munis	3Q21	Up rate	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	937.2	54.2	-
Net Asset Swap Position (up rate - down rate)			**$ 623.3**	**$ 584.2**	**$ 523.3**	**$ 523.3**	**$ 523.3**	**$ 447.2**	**$ 453.7**	**$ 287.4**	**$ 480.4**	**$ 244.0**

			Quarterly Fixed Rate						Annual Fixed Rate			
Hedged Item	**Receive**	**Pay**	**2Q26**	**3Q26**	**4Q26**	**1Q27**	**2Q27**	**3Q27**	**2027**	**2028**	**2029**	**2030**
Variable rate loans	Fixed	SOFR based	3.24%	3.24%	3.24%	3.24%	3.24%	3.24%	3.24%	3.26%	3.22%	-
Variable rate CMBS	Fixed	SOFR based	3.82%	3.53%	3.07%	3.07%	3.07%	3.07%	3.07%	-	-	-
Subordinated debt	Fixed	SOFR based	3.56%	3.56%	3.07%	3.07%	3.07%	3.07%	3.07%	3.07%	3.07%	3.07%
Fixed rate munis	Fed effective	Fixed	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.22%	-

Totals may not add due to rounding

1 Estimated swap income based on implied forward rates as of June 30, 2026. Does not include potential impact of hedge ineffectiveness that is recorded in interest income.

12

Capital: Focused on maintaining a strong capital position

Tier 1 Leverage Ratio[1]


9.96%
9.56%
10.06%
10.14%
10.20%
8.17%
Reported
Adj. HTM Loss[2,3]
2Q25
3Q25
4Q25
1Q26
2Q26
Well Capitalized
5.0%

CET 1 Capital Ratio[1]


12.36%
11.54%
11.63%
11.58%
11.60%
9.87%
2Q25
3Q25
4Q25
1Q26
2Q26
Well Capitalized
6.5%

Commentary

- Share Repurchase Program
  - Repurchased approximately 0.7 million shares during 2Q26 at an average price of $21.52
  - Remaining authorization under 2026 Program of approximately $161 million

Tier 1 Risk-Based Capital Ratio[1]


12.36%
11.54%
11.63%
11.58%
11.60%
9.87%
2Q25
3Q25
4Q25
1Q26
2Q26
Well Capitalized
8.0%

Total Risk-Based Capital Ratio[1]


14.42%
15.07%
14.45%
14.36%
14.35%
12.03%
2Q25
3Q25
4Q25
1Q26
2Q26
Well Capitalized
10.0%

Capital Ratios (at 6/30/26)

Equity to Assets
14.1%

Tangible Common Equity Ratio[2]
8.9%

1 2Q26 data as of June 30, 2026, 1Q26 data as of March 31, 2026, 4Q25 data as of December 31, 2025, 3Q25 data as of September 30, 2025, and 2Q25 data as of June 30, 2025
2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations
3 Black bars in each of the graphs above represent the respective capital ratio adjusted for the loss on held-to-maturity securities prior to the balance sheet repositioning that occurred in 3Q25, which are Non-GAAP metrics. See footnote #2

13

Loan Portfolio and Credit Quality 14

Loans: Well-diversified, granular portfolio and conservative credit culture



Loan Portfolio Waterfall
$ in millions
$17,933
$2,469
$(2,487)
$147
$18,062
Total loans at 3/31/26
Funded loans /advances
Paydowns/ payoffs
Other[1]
Total loans at 6/30/26



Linked Quarter Change by Loan Type
$ in millions
Total Loans
$129
RE – Commercial
$64
RE – Construction
$(44)
Commercial (C&I)
$(4)
RE – Single Family
$(2)
Consumer & Other
$27
Agricultural
$92
Mortgage Warehouse
$(4)



Unfunded Commitments
$ in millions
RE - Construction
C&I
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other
$3,947
$3,955
$3,871
$4,068
$4,384
2Q25
3Q25
4Q25
1Q26
2Q26
94% variable rate
• 55% tied to Prime
• 45% tied to SOFR

Commentary

- Total loans at $18.1 billion, up 3% on a linked quarter annualized basis
- Funded balances grew late in the quarter, with period-end total loans $106 million higher than 2Q26 average total loans
- Largest quarterly committed loan production in almost 4 years with $1.8 billion in commitments, driving an 8% linked quarter increase in unfunded commitments
- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- No significant direct exposure to software/technology firms
- Minimal exposure to Shared National Credits (SNC) at ~1% of total loans

1 "Other" includes linked quarter change associated with loan portfolios impacted by seasonality (agricultural, mortgage warehouse and credit cards)

15

Pipelines: Solid supply of opportunities that meet disciplined credit appetite and pricing Commercial Loan Pipeline by Category $ in millions Opportunity Proposal Ready to Close $1,815 $1,631 $1,611 $1,559 $1,538 Commentary $1,428 $757 $1,265 $490 ❑ Maintaining prudent underwriting standards and pricing $564 $374 $651 discipline $774 $552 ❑ $374 million of ready to close loans in the commercial $196 $249 $292 $436 1 pipeline as of June 30, 2026, with a rate of 6.73% $217 $105 $199 ❑ Mortgage loan originations in 2Q26 ❑ 81% purchase ❑ 19% refinance $514 $809 $775 $685 $659 $691 $858 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Rate Ready to 7.93% 7.39% 7.35% 7.19% 6.53% 6.40% 6.73% 1 Close Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $31 $33 $27 $29 $21 $32 $16 $110 $108 $96 $90 $84 $75 $69 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 16

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification
By State



$17.5B[1]
31%
20%
14%
9%
4%
3%
2%
17%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Florida
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Houston-Sugarland-Baytown	8.6%	8.5%
Dallas-Plano-Irving	8.1%	8.2%
Little Rock-North Little Rock-Conway	6.6%	7.3%
Nashville-Davidson-Murfreesboro	5.5%	5.7%
Memphis	4.6%	4.4%
Fayetteville-Springdale-Rogers	3.5%	3.9%
Fort Worth-Arlington	3.9%	3.8%
Kansas City	2.5%	2.6%
St. Louis	2.6%	2.4%
Austin-Round Rock-San Marcos	2.2%	2.1%

Office (non-owner occupied permanent)
By State



$1.1B
52%
13%
13%
9%
2%
1%
10%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 6/30/26
NPL Ratio	0.33%
Past Due 30+ Days	1.72%
Average Loan Size	$3.2M
Median Loan Size	$0.5M
Number of Loans <$1M	62%
Average LTV	45.6%
Weighted Average LTV	54.4%

Multifamily (permanent)
By State



$0.8B
40%
22%
14%
4%
3%
11%
6%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 6/30/26
NPL Ratio	0.92%
Past Due 30+ Days	0.00%
Average Loan Size	$2.8M
Median Loan Size	$0.5M
Number of Loans <$1M	69%
Average LTV	50.1%
Weighted Average LTV	61.7%

Retail (non-owner occupied permanent)
By State



$1.0B
47%
13%
13%
6%
5%
1%
15%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 6/30/26
NPL Ratio	0.47%
Past Due 30+ Days	0.00%
Average Loan Size	$1.9M
Median Loan Size	$1.0M
Number of Loans <$1M	50%
Average LTV	47.4%
Weighted Average LTV	55.2%

Data shown above as of June 30, 2026

1 Total loans or commitments excluding credit card portfolio and mortgage warehouse

17

CLD: Quick recycling of capital given short duration of portfolio

Construction and Land Development (CLD)

By State



$2.6B
42%
11%
10%
3%
2%
13%
19%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Florida
Other

Top 10 MSAs	% of Total Loans	% of Total Commitments
Dallas-Plano-Irving	11.3%	12.3%
Houston-Sugarland-Baytown	11.3%	11.0%
Nashville-Davidson-Murfreesboro	7.6%	7.4%
Phoenix-Mesa-Glendale	6.9%	6.3%
Austin-Round Rock-San Marcos	6.5%	5.1%
Fayetteville-Springdale-Rogers	4.6%	5.6%
Fort Worth-Arlington	4.2%	3.8%
Orlando-Kissimmee-Sanford	4.4%	2.9%
Little Rock-North Little Rock-Conway	3.9%	4.6%
Jacksonville, FL	3.3%	3.2%

Key Statistics	At 6/30/26
NPL Ratio	2.15%
Past Due 30+ Days	0.00%
Average Loan Size	$1.4M
Median Loan Size	$0.3M
Number of Loans <$1M	83%
Average LTV	56.3%
Weighted Average LTV	52.9%
Weighted Average Maturity	~18 months

CLD - Multifamily

By State



$0.7B
35%
8%
6%
31%
20%
Texas
Arkansas
Tennessee
Florida
Other

Key Statistics	At 6/30/26
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$16.8M
Median Loan Size	$8.4M
Number of Loans <$1M	24%
Average LTV	52.2%
Weighted Average LTV	50.2%
Weighted Average Maturity	~13 months

CLD - Industrial Warehouse (non-owner occupied)

By State



$0.4B
27%
5%
6%
9%
53%
Texas
Tennessee
Missouri
Florida
Other

Key Statistics	At 6/30/26
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$11.1M
Median Loan Size	$5.2M
Number of Loans <$1M	42%
Average LTV	45.1%
Weighted Average LTV	45.7%
Weighted Average Maturity	~16 months

Data shown above as of June 30, 2026

18

Loans: Loan portfolio by type and key credit metrics

	as of March 31, 2026		as of June 30, 2026							
$ in millions	Balance $	% of Total Loans	Balance $	% of Total Loans	Past Due 30+ Days $	Classified $	Nonperforming $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	173	1%	174	1%	3	1	1	-	3.17%	-
Consumer – Other	96	1%	99	1%	1	-	-	41	3.12%	0.45%
Real Estate – Construction	2,622	15%	2,578	14%	-	58	56	1,991	2.46%	0.99%
Real Estate – Commercial	8,765	49%	8,829	49%	36	213	46	327	1.06%	0.27%
Real Estate – Single-family	2,566	14%	2,564	14%	10	51	44	336	1.52%	0.71%
Commercial (C&I)	2,521	14%	2,517	14%	1	38	19	1,506	1.07%	0.13%
Mortgage Warehouse	439	2%	435	2%	-	-	-	-	0.19%	-
Agriculture	334	2%	426	2%	-	-	-	169	0.87%	0.28%
Other	417	2%	440	3%	1	-	-	14	0.55%	0.20%
Total Loan Portfolio	**17,933**	**100%**	**18,062**	**100%**	**52**	**361**	**166**	**4,384**	**1.32%**	**0.58%**
Loan Concentration (Holding Company Level)										
C&D	89%		86%							
CRE	286%		280%							
Select Loan Categories										
Retail	1,188	7%	1,220	7%	-	6	5	117	0.67%	0.68%
Nursing / Extended Care	159	1%	158	1%	-	46	1	2	8.93%	0.02%
Healthcare	527	3%	549	3%	-	22	3	133	1.47%	0.47%
Multifamily	1,593	9%	1,528	8%	-	25	7	665	2.43%	0.34%
Hotel	898	5%	969	5%	3	24	4	229	1.09%	1.16%
Restaurant	576	3%	575	3%	-	15	14	43	1.13%	0.52%
NOO Office	1,231	7%	1,188	7%	19	26	12	82	1.66%	0.65%
NOO Industrial Warehouse	1,575	9%	1,541	9%	-	16	-	529	0.37%	0.17%
Non-Depository Financial Institutions (NDFI)[1]	760	4%	835	5%	-	1	1	212	0.37%	0.08%

1 NDFI includes mortgage warehouse disclosed in the Total Loan Portfolio table above

19

Credit Quality ACL and ACL to Total Loans Credit Quality Commentary $ in millions 1.75% $275.0❑ Year-to-date net charge-offs of 21 bps; maintain full-year 2026 guidance of ~25 bps 1.50% 1.48% 1.55% ❑ Provision expense exceeded net charge-offs by $8.3M in 2Q26 1.32% 1.28% 1.28% 1.35% $250.0 $258.0 $253.5 ❑ Loans past due 30-89 days declined 22 bps on a linked quarter basis 1.15% $238.2 $225.0❑ Continued favorable trends in classified and criticized loans 0.95% $229.9 $224.4▪ Classified loans drop to 2% of total loans 0.75% ▪ Criticized loans drop to less than 3% of total loans; lowest level in last 10 quarters $200.0 0.55% ❑ Top 10 NPLs total $92.7 million with specific reserves of $13.5 million ▪ Linked quarter increase in NPLs reflects fully migrated single 1-4 family real estate construction 0.35% $175.0 relationship previously disclosed in 1Q26 0.15% ▪ The relationship is isolated within the portfolio and originated from our most recent acquisition $150.0 -0.05% ❑ Moody’s June 30, 2026, Economic Scenario 2Q25 3Q25 4Q25 1Q26 2Q26 ▪ Baseline (80%); S1 (10%); S3 (10%) – weightings consistent with prior quarter and reflects a ACL ACL to Total Loans notably more pessimistic Moody’s outlook in all scenarios Provision and Net Charge-Offs Reserve for Unfunded Commitments $ in millions $ in millions $50.0 1.00% $17.4 0.80% $14.6 0.66% 0.65% 0.65% 0.63% Incremental 0.58% $8.3 0.60% provision for $5.5 growth in loan $25.0 portfolio and $25.6 $25.6 $25.6 $25.6 $25.6 0.40% changes in Moody’s macro Net 0.20% Net economic $9.1 $9.1 Charge-Offs Charge-Offs forecast 20 bps 21 bps $0.0 0.00% 2Q25 3Q25 4Q25 1Q26 2Q26 Unfunded Commitment Reserve Reserve to Unfunded Commitments 1Q26 2Q26 20

Credit Quality Top 10 Nonperforming Loans Industry Outstanding Specific Reserve % Credit Quality Metrics 1 1-4 Family Commercial CLD $44.0M 11% 0.92% 0.92% 0.90% 2 CLD – NOO Office $8.3M 21% 0.79% 3 CRE – Owner Occupied/C&I $7.0M - 0.72% 0.66% 0.64% 0.62% 0.63% 4 Multifamily $6.6M 15% 0.51% 56% 5 1-4 Family Rental Real Estate $5.9M 9% 0.51% of total 6 CRE – NOO Retail $4.6M 18% NPLs 0.29% 0.27% 7 C&I/1-4 Family CLD $4.4M 45% 0.17% 0.11% 8 CRE – NOO Other $4.2M 15% 2Q25 3Q25 4Q25 1Q26 2Q26 9 CRE/C&I – Owner Occupied $4.1M 22% NPL to Loans NPA to Assets Past Due 30-89 to Loans 10 CRE – NOO Office $3.6M 26% Classified Loans Criticized Loans $ in millions $ in millions $500.0 $800.0 $775.0 3.89% 3.89% 2.50% 2.50% $750.0 $475.0 $725.0 3.50% 2.50% 2.24% 2.22% $700.0 3.28% $450.0 $675.0 2.00% $650.0 2.90% $425.0 $625.0 $668.2 $666.3 $430.3 $600.0 $428.2 $400.0 $575.0 $612.5 2.50% $550.0 $588.5 $398.1 $375.0 $525.0 $392.3 $500.0 $523.2 $475.0 $350.0 $361.1 $450.0 $425.0 $325.0 $400.0 $375.0 $300.0 $350.0 $325.0 $275.0 $300.0 $275.0 $250.0 0.00% $250.0 0.00% 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 3Q25 4Q25 1Q26 2Q26 Classifed Loans % of Total Loans Criticized Loans % of Total Loans 21

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward- looking terminology, such as anticipate, “believe,” “continue,” estimate, expect, foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” may, might, will, would, could,“ “should,” “likely” or intend, future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth (including, among other things, expected pre-provision net revenue growth during 2026); business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; dividends; asset quality; profitability; earnings; critical accounting policies; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; projections regarding loan repricing; the estimated earnback from combined 2Q26 initiatives set for the on slide 8; the interest rate sensitivity estimates and projections set forth on slide 11; the estimates related to the hedging program (including estimated future swap income) set forth on slide 12; and the commentary regarding net charge-off guidance set forth on slide 20. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; changes in credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, fines, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; significant increases in nonaccrual loan balances; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; changes in tariff policies; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services and changes in customer behaviors; changes or disruptions in technology and IT systems (including cyber or other information technology threats, attacks and events); emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats; changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); fraud that results in material losses or that we have not discovered yet that may result in material losses; the benefits associated with the Company’s early retirement program; pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, political crises, war, and other military conflicts (including the ongoing military conflicts in the Middle East and between Russia and Ukraine) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; the effects of a government shutdown; loss of key employees; reliance on third parties for key services; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate and other loans; and other risk factors. Other relevant risk factors are detailed in the Company’s Form 10-K for the year ended December 31, 2025, 10-Q for the quarter ended March 31, 2026, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), all of which are available from the SEC on its website, www.sec.gov. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Further, the timing, pricing and amount of any repurchases under the Company’s stock repurchase program will be determined by Simmons’ management at its discretion based on a variety of factors including, but not limited to, market conditions, trading volume and market price of Simmons’ common stock, Simmons’ capital needs, Simmons’ working capital and investment requirements, other corporate considerations, economic conditions, and legal requirements. The stock repurchase program does not obligate Simmons to repurchase any common stock and may be modified, discontinued or suspended at any time without prior notice. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, quarterized, pro forma, projected and estimated numbers are used for illustrative purpose only, are based on hypothetical assumptions that may not accurately reflect future incomes, are not forecasts and are not guaranteed and may differ significantly from actual results. The Company references certain market, industry, and demographic data and other statistical information in this presentation. The Company has obtained this data and information from various independent, third-party industry sources and publications. Nothing in the data or information used or derived from third-party sources should be construed as advice. We believe that these external sources and estimates are reliable but have not independently verified them. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, branch/real estate rightsizing costs, severance/early retirement program costs, FDIC deposit insurance special assessment, and certain professional services. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation. 22

Appendix 23

Select Balance Sheet and Other Data 2Q26 vs 1Q26 2Q26 vs 2Q25 $ in millions, except per share data 2Q26 1Q26 2Q25 $ Change % Change $ Change % Change Period End Balances Total loans $18,062.4 $17,932.9 $17,111.1 $129.5 1% $951.3 6 % Investment securities 3,077.2 3,152.3 5,996.9 (75.1) (2) (2,919.7) (49) Total assets 2 4,776.8 24,692.8 26,693.6 8 4.0 - (1,916.8) (7) Total deposits 19,728.1 20,202.8 21,825.0 (474.7) (2) (2,096.9) (10) Borrowed funds 1 ,299.5 771.2 1,032.0 528.3 69 267.5 26 Total stockholders' equity 3 ,481.9 3,437.7 3,549.2 4 4.1 1 (67.4) (2) Average Balances Total loans $17,956.6 $17,658.8 $17,046.8 $297.8 2% $909.8 5 % Investment securities 3,103.5 3,228.8 6,047.8 (125.3) (4) (2,944.3) (49) Total assets 24,638.0 24,533.0 26,645.1 105.0 - (2,007.1) (8) Total deposits 19,871.1 20,236.2 2 1,431.0 (365.1) (2) (1,559.9) (7) Borrowed funds 1,007.6 528.7 1,359.7 478.8 91 (352.2) (26) Total stockholders' equity 3,478.5 3,470.3 3,546.2 8.3 - (67.6) (2) Select Other Data Equity to assets 14.05% 13.92% 13.30% 1 8.91 8.74 8.46 Tangible common equity to tangible assets Book value per share $24.11 $23.70 $28.17 1 14.42 14.03 16.97 Tangible book value per share Allowance for credit losses to total loans 1.32% 1.28% 1.48 % Nonperforming loan coverage ratio 143 162 161 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 24

Income Summary 1 1 2Q26 Adjusted 2Q26 vs Adjusted 1 $ in millions, except per share data Reported 1Q26 2Q25 Adjusted Net interest income $200.6 $200.6 $3.5 2% $28.8 17 % Noninterest income 47.9 47.9 3.7 8 5 .6 13 Total revenue 248.6 248.6 7.2 3 34.4 16 Noninterest expense 147.7 140.3 (0.3) - 3.5 3 2 100.8 108.2 7.5 7 30.9 40 Pre-provision net revenue Provision for credit losses 17.4 17.4 2.8 19 5 .5 46 Provision for income taxes 16.7 18.6 1.1 6 9 .3 100 Earnings $ 66.7 $ 72.2 $3.6 5% $16.1 29 % Diluted EPS $ 0.46 $ 0.50 $0.03 6% $0.06 14 % Totals may not foot due to rounding 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 25 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

Non-GAAP Reconciliations

$ in thousands, except per share data	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Calculation of Adjusted Earnings[1]					
Net Income (Loss)	$ 54,773	$ (562,792)	$ 78,078	$ 68,544	$ 66,691
Certain items					
Branch/real estate rightsizing, net	163	2,004	85	531	6,099
Loss on sale of equipment finance business	-	-	1,118	-	-
Loss (gain) on sale of securities	-	801,492	-	-	-
Severance/early retirement program	1,594	305	-	283	1,320
Loss on early extinguishment of debt	-	570	-	-	-
Termination of vendor and software services	-	-	12	-	-
FDIC Deposit Insurance special assessment	-	-	-	(1,984)	-
Professional services	-	-	-	1,200	-
Tax effect	(459)	(176,649)	(318)	(8)	(1,939)
Certain items, net of tax	1,298	627,722	897	22	5,480
Adjusted earnings (non-GAAP)	$ 56,071	$ 64,930	$ 78,975	$ 68,566	$ 72,171
Calculation of Earnings and Adjusted Earnings per Diluted Share[1]					
Earnings available to common shareholders	$ 54,773	$ (562,792)	$ 78,078	$ 68,544	$ 66,691
Diluted earnings per share	$ 0.43	$ (4.00)	$ 0.54	$ 0.47	$ 0.46
Adjusted earnings available to common shareholders (non-GAAP)	$ 56,071	$ 64,930	$ 78,975	$ 68,566	$ 72,171
Adjusted diluted earnings per share (non-GAAP)	$ 0.44	$ 0.46	$ 0.54	$ 0.47	$ 0.50
Average Diluted Shares Outstanding	126,406,453	140,648,704	145,210,222	145,340,410	145,323,958

1 In this presentation, "Adjusted Earnings" may also be referred to as "Adjusted Net Income"

26

Non-GAAP Reconciliations

$ in thousands	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 171,824	$ 186,661	$ 197,296	$ 197,168	$ 200,627
Plus: Noninterest income	42,354	(756,187)	51,708	44,197	47,939
Less: Noninterest expense	138,589	142,032	139,862	140,673	147,739
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 75,589	$ (711,558)	$ 109,142	$ 100,692	$ 100,827
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 75,589	$ (711,558)	$ 109,142	$ 100,692	$ 100,827
Plus: Loss on sale of equipment finance business	-	-	1,118	-	-
Plus: (Gain) loss on sale of securities	-	801,492	-	-	-
Plus: Branch/real estate rightsizing costs, net	163	2,004	85	531	6,099
Plus: Severance/early retirement program	1,594	305	-	283	1,320
Plus: Loss on early extinguishment of debt	-	570	-	-	-
Plus: Termination of vendor and software services	-	-	12	-	-
Plus: Professional services	-	-	-	1,200	-
Less: FDIC Deposit Insurance special assessment	-	-	-	1,984	-
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 77,346	$ 92,813	$ 110,357	$ 100,722	$ 108,246
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,549,210	$ 3,353,963	$ 3,419,240	$ 3,437,734	$ 3,481,859
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(90,617)	(87,520)	(84,423)	(81,325)	(78,228)
Total intangible assets	(1,411,416)	(1,408,319)	(1,405,222)	(1,402,124)	(1,399,027)
Tangible common stockholders' equity (non-GAAP)	$ 2,137,794	$ 1,945,644	$ 2,014,018	$ 2,035,610	$ 2,082,832
Shares of common stock outstanding	125,996,248	144,703,075	144,762,817	145,058,331	144,442,482
Book value per common share	$ 28.17	$ 23.18	$ 23.62	$ 23.70	$ 24.11
Tangible book value per common share (non-GAAP)	$ 16.97	$ 13.45	$ 13.91	$ 14.03	$ 14.42

27

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 171,824	$ 186,661	$ 197,296	$ 197,168	$ 200,627
Noninterest Income (GAAP)	42,354	(756,187)	51,708	44,197	47,939
Total Revenue (non-GAAP)	$ 214,178	$ (569,526)	$ 249,004	$ 241,365	$ 248,566
Total Revenue (non-GAAP)	$ 214,178	$ (569,526)	$ 249,004	$ 241,365	$ 248,566
Less: Gain (loss) on sales of securities	-	(801,492)	-	-	-
Less: Loss on early extinguishment of debt	-	(570)	-	-	-
Adjusted Total Revenue (non-GAAP)	$ 214,178	$ 232,536	$ 249,004	$ 241,365	$ 248,566
Employees (FTE)	2,947	2,883	2,917	2,913	2,909
Total Revenue per Employee (FTE)	$ 72.68	$ (197.55)	$ 85.36	$ 82.86	$ 85.45
Adjusted Total Revenue per Employee (FTE)	$ 72.68	$ 80.66	$ 85.36	$ 82.86	$ 85.45
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 42,354	$ (756,187)	$ 51,708	$ 44,197	$ 47,939
Less: Gain (loss) on sale of securities	-	(801,492)	-	-	-
Less: Loss on early extinguishment of debt	-	(570)	-	-	-
Adjusted Noninterest Income (non-GAAP)	$ 42,354	$ 45,875	$ 51,708	$ 44,197	$ 47,939
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	19.78%	NM	20.77%	18.31%	19.29%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	19.78%	19.73%	20.77%	18.31%	19.29%
Calculation of PPNR and Adjusted PPNR Per Share					
Average Diluted Shares Outstanding	126,406,453	140,648,704	145,210,222	145,340,410	145,323,958
PPNR per Average Diluted Shares Outstanding	$ 0.60	$ (5.06)	$ 0.75	$ 0.69	$ 0.69
Adjusted PPNR per Average Diluted Shares Outstanding (non-GAAP)	$ 0.61	$ 0.66	$ 0.76	$ 0.69	$ 0.74

FTE – Full time equivalent
NM – Not meaningful

28

Non-GAAP Reconciliations

$ in thousands	2Q 2025	3Q 2025	4Q 2025	1Q 2026	2Q 2026
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 138,589	$ 142,032	$ 139,862	$ 140,673	$ 147,739
Less: Branch/real estate rightsizing expense	163	2,004	85	531	6,099
Less: Severance/early retirement program	1,594	305	-	283	1,320
Less: Loss on sale of equipment finance business	-	-	1,118	-	-
Less: Termination of vendor and software services	-	-	12	-	-
Less: Professional services	-	-	-	1,200	-
Plus: FDIC Deposit Insurance special assessment	-	-	-	1,984	-
Adjusted Noninterest Expense (non-GAAP)	$ 136,832	$ 139,723	$ 138,647	$ 140,643	$ 140,320
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 138,589	$ 142,032	$ 139,862	$ 140,673	$ 147,739
Total Revenue	$ 214,178	$ (569,526)	$ 249,004	$ 241,365	$ 248,566
Fully taxable equivalent adjustment	6,422	3,811	2,890	3,012	3,029
Efficiency ratio denominator	$ 220,600	$ (565,715)	$ 251,894	$ 244,377	$ 251,595
Efficiency ratio (based on GAAP figures)	62.82%	(25.11)%	55.52%	57.56%	58.72%
Adjusted Noninterest Expense (non-GAAP)	$ 136,832	$ 139,723	$ 138,647	$ 140,643	$ 140,320
Less: Other real estate and foreclosure expense	216	200	432	315	695
Less: Amortization of intangible assets	3,098	3,097	3,097	3,097	3,097
Adjusted efficiency ratio numerator (non-GAAP)	$ 133,518	$ 136,426	$ 135,118	$ 137,231	$ 136,528
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 28)	$ 214,178	$ 232,536	$ 249,004	$ 241,365	$ 248,566
Fully taxable equivalent adjustment	6,422	3,811	2,890	3,012	3,097
Adjusted efficiency ratio denominator (non-GAAP)	$ 220,600	$ 236,347	$ 251,894	$ 244,377	$ 251,595
Adjusted Efficiency Ratio (non-GAAP)	60.52%	57.72%	53.64%	56.16%	54.26%

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

29

Non-GAAP Reconciliations

$ in thousands	2Q 2025	1Q 2026	2Q 2026
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 73,862	$ 75,885	$ 75,590
Less: Severance/early retirement program	1,594	283	1,320
Less: Other	(1)	-	(4)
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 72,269	$ 75,602	$ 74,274
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 11,844	$ 12,218	$ 14,715
Less: Branch/real estate rightsizing expense	396	298	3,670
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,448	$ 11,920	$ 11,045
Calculation of Adjusted Furniture and Equipment Expense			
Furniture and Equipment Expense (GAAP)	$ 5,474	$ 5,423	$ 5,739
Less: Branch/real estate rightsizing expense	23	21	34
Total Adjusted Furniture and Equipment Expense (non-GAAP)	$ 5,451	$ 5,402	$ 5,705
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 42,276	$ 44,537	$ 46,550
Less: Loss on sale of equipment finance business	-	-	-
Less: Branch/real estate rightsizing expense	(255)	205	2,399
Less: Termination of vendor and software services	-	-	-
Less: Certain professional services	-	1,200	-
Total Adjusted Other Noninterest Expense (non-GAAP)	$ 42,531	$ 43,132	$ 44,151
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ 8,871	$ 17,526	$ 16,702
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 26)	(459)	(8)	(1,939)
Adjusted provision for income taxes (non-GAAP)	$ 9,330	$ 17,534	$ 18,641

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Non-GAAP Reconciliations

$ in thousands	2Q 2025	1Q 2026	2Q 2026
Calculation of Adjusted Other Real Estate and Foreclosure Expense			
Other real estate and foreclosure expense (GAAP)	$ 216	$ 315	$ 695
Less: Branch right sizing expense	-	7	-
Total Adjusted Other Real Estate and Foreclosure Expense (non-GAAP)	$ 216	$ 308	$ 695
Calculation of Adjusted Deposit insurance			
Deposit insurance (GAAP)	$ 4,917	$ 2,295	$ 4,450
Less: FDIC Deposit Insurance special assessment	-	(1,984)	-
Total Adjusted Deposit Insurance (non-GAAP)	$ 4,917	$ 4,279	$ 4,450

$ in thousands	2Q 2026
Calculation of Tangible Common Equity (TCE)	
Total common stockholders' equity	$ 3,481,859
Less: Intangible assets	1,399,027
Total tangible common stockholders' equity (non-GAAP)	$ 2,082,832
Total assets	$ 24,776,816
Less: Intangible assets	1,399,027
Total tangible assets	$ 23,377,789
Common equity to total assets	14.05%
Tangible common equity to tangible common assets (non-GAAP)	8.91%

$ in thousands	2Q 2026
Calculation of Adjusted ROAA	
Net income	$ 66,691
Adjusted earnings (non-GAAP) (reconciliation shown on page 26)	$ 72,171
Average assets	$ 24,638,021
Return on average assets (ROAA)	1.09%
Adjusted ROAA (non-GAAP)	1.17%
Calculation of Insured, Collateralized Deposits to Total Deposits	
Uninsured deposits at Simmons Bank	$ 7,213,361
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,385,340
Less: Intercompany eliminations	324,404
Total uninsured, non-collateralized deposits (non-GAAP)	$ 4,503,617
Total deposits	$ 19,728,110
Less: Total uninsured, noncollateralized deposits (non-GAAP)	4,503,617
Total insured, collateralized deposits (non-GAAP)	$ 15,224,493
Total Insured, collateralized deposits to total deposits (non-GAAP)	77%

31

Non-GAAP Reconciliations 2Q 2Q 2025 2025 $ in thousands $ in thousands Calculation of Tier 1 Leverage Ratio Calculation of Total Risk-Based Capital Ratio Stockholders’ equity $ 3,549,210 Tier 1 capital 2,551,006 Less: Disallowed intangible assets, net of deferred tax 1,379,104 Plus: Subordinated notes and debentures 366,369 Less: Unrealized loss (gain) on AFS securities 380,900 Less: Subordinated debt phase out (198,000) Tier 1 capital $ 2,551,006 Plus: Qualifying allowance for credit losses and reserve for unfunded commitments 258,079 Total risk-based capital $ 2,977,454 Tier 1 capital $ 2,551,006 Less: Market value adjustment on HTM securities transferred to AFS, net of tax 501,063 Total risk-based capital $ 2,977,454 Adjusted Tier 1 capital $ 2,049,943 Less: Loss on securities sale and repositioning 606,729 Adjusted total risk-based capital $ 2,370,725 Average assets for leverage ratio $ 25,606,135 Less: Market value adjustment on HTM securities transferred to AFS, net of tax 501,063 Risk weighted assets $ 20,646,324 Adjusted average assets for leverage ratio $ 25,105,072 Less: Securities sale and repositioning (assuming 32.9% risk weighting) 943,205 Adjusted risk weighted assets $ 19,703,119 Tier 1 Leverage Ratio 9.96% Adjusted Tier 1 Leverage Ratio (Economic Capital) (non-GAAP) 8.17% Total Risk-Based Capital Ratio 14.42% Adjusted Total Risk-Based Capital Ratio (Economic Capital) (non-GAAP) 12.03% 1 Calculation of CET 1 Capital Ratio Tier 1 capital $ 2,551,006 Less: Loss on securities sale and repositioning 606,729 Adjusted Tier 1 capital $ 1,944,277 Risk weighted assets $ 20,646,324 Less: Securities sale and repositioning (assuming 32.9% risk weighting) 943,205 Adjusted risk weighted assets $ 19,703,119 CET 1 Capital Ratio 12.36% Adjusted CET 1 Capital Ratio Ratio (Economic Capital) (non-GAAP) 9.87% 1 At June 30, 2025, the CET 1 Capital Ratio and the Tier 1 Risk-Based Capital Ratio were the same for the Company 32

Nasdaq SFNC nd 2 Quarter 2026 Earnings Presentation July 16, 2026